INDEMNIFICATION AGREEMENT

         THIS  INDEMNIFICATION   AGREEMENT  (this  "Agreement"),   dated  as  of
__________________, 1997, is by the between COMPU-DAWN, INC., a Delaware corporation (the "Company"), and _______________________ (the "Indemnitee").

                               W I T N E S S E T H

         WHEREAS, the Indemnitee currently serves as a director and/or an officer of the Company and in such capacity is performing a valuable service to the Company; and

         WHEREAS, the Company's Certificate of Incorporation, as amended (the "Certificate") and Bylaws (the "Bylaws") provide for the indemnification of the directors and officers of the Company; and

         WHEREAS, the Certificate provides that the Company shall indemnify the directors and officers of the Company to the fullest extent permitted by any applicable law, including, without limitation, the Delaware General Law, as amended to date and as may be amended from time to time (the "Law"); and

         WHEREAS, the Law specifically provides that indemnification and advancement of expenses provided in such statute shall not be deemed exclusive of any other rights under any agreement, and thereby contemplates that agreements may be entered into between the Company and directors and officers of the Company with respect to the indemnification of such directors and officers; and

         WHEREAS, in accordance with the authorization provided in the Law, the Company may purchase one or more policies of directors' and officers' liability insurance (the "Insurance") covering certain liabilities which may be incurred by the Company's directors and officers in the performance of their services to the Company; and

         WHEREAS, applicability, amendment and enforcement of statutory and bylaw indemnification provisions have raised questions concerning the adequacy and reliability of the protection afforded thereby; and

         WHEREAS, in order to resolve such questions and to induce the Indemnitee to continue to serve as a director or an officer of the Company for the remainder of his term and for any subsequent terms to which the Indemnitee is elected by the shareholders and/or the directors of the Company, the Company has deemed it to be in its best interests to enter into this Agreement;

         NOW, THEREFORE, in consideration of the Indemnitee's agreement to serve as a director and/or an officer of the Company after the date hereof, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

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                           (a) Change in Control. A "Change in Control" shall be
                  deemed to have occurred if (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes, through one or a series of related transactions or through one or more intermediaries, the "beneficial owner" (as such term is defined in Rule 13(d) under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the outstanding securities of the Company, other than a person who is such a beneficial owner on the effective date of this Agreement of an affiliate of such person on such date;
                  (ii) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the individuals who were Directors of the Company before the Transaction cease for any reason to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with any other entity and as a result of such merger or consolidation less than 40% of the outstanding voting securities of the surviving corporation
                  shall   then  be  owned  in  the   aggregate   by  the  former
                  shareholders of the Company, other than (x) any party to such merger or consolidation, or (y) any affiliates of any such party; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or (v) the Company transfers more than 50% of its assets, or the last of a series of transfers results in the transfer of more than 50% of the assets of the Company, to another corporation that is not a wholly owned subsidiary of the Company. For purposes of this subsection 1(a), the determination of what constitutes more than 50% of the assets of the Company shall be determined based on the sum of the values attributed to the net book value of all assets of the Company, each taken as of the date of the Transaction involved. Notwithstanding the foregoing, events otherwise constituting a Change in Control if such
                  events  are   solicited  by  the  Company  and  are  approved,
                  recommended or supported by the Board of Directors of the Company (the "Board") in actions taken prior to, and with respect to, such events.

                  (b) Reviewing Party. A "Reviewing Party" means (i) the Board of Directors of the Company, provided, that a determination by the Board under this Agreement shall require a majority vote of a quorum of directors of the Board of the Company who are not or were not parties to the action, suit or proceeding or
                  (ii) independent legal counsel selected by the Board.

         2. Indemnification of Indemnitee. The Company hereby agrees that it shall hold harmless and indemnify the Indemnitee to the fullest extent authorized and permitted by the provisions of the Certificate and Bylaws and the provisions authorizing or permitting such indemnification which are adopted after the date hereof. Subject to the exclusions and provisions set forth in this Agreement, the Law, the Certificate and the Bylaws, the Company hereby agrees that it shall hold harmless and indemnify the Indemnitee against any and all judgments, penalties

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(including  excise  and  similar  taxes),  fines,   settlements  and  reasonable
expenses, including attorneys' fees and court costs, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), including, without limitation, an action by or on behalf of the shareholders of the Company or by or in the right of the Company (collectively, "Derivative Suits") to which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, or was or is a witness without being named a party, by reason of the fact that the Indemnitee is or was a director or an officer of the Company, or, while a director, officer of the Company, or, while a director, officer, partner, venturer, proprietor,
trustee,   employee,  agent  of  similar  functionary  of  another  corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan, or other enterprise.

         3. Requirements for Indemnification. Unless otherwise provided by the Law, the indemnification provided for in this Agreement shall be paid by the Company if the Reviewing Party determines that the Indemnitee (i) acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and (ii) with respect to any Proceeding which is a criminal action, that he or she had no reasonable cause to believe his or her conduct was unlawful; provided, however, that with respect to any Proceeding pursuant to a Derivative Suit, no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the Company.

         4.       Insurance

                  (a) So long as the Indemnitee may be subject to any Proceeding by reason of the fact that the Indemnitee is or was a director or an officer of the Company, to the extent that the Company maintains one or more insurance policies providing directors' and officers' liability insurance, the Indemnitee shall be covered by such policy or policies in accordance with its or their terms, to the maximum extent of the coverage applicable to any director or officer then serving the Company.

                  (b) The Company shall not be required to maintain directors' and officers' liability insurance or any policy or policies of comparable insurance if such insurance is not reasonably available or if, in the reasonable business judgment of the Board, or any appropriate committee thereof, which shall be conclusively established by such determination by the Board, or such appropriate committee thereof, either (i) the premium cost for such insurance is significantly disproportionate to the amount of coverage thereunder or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

         5. Advancement of Expenses. In the event of any Proceeding in which the Indemnitee is a party or is involve and which may give rise to a right of indemnification under this Agreement, following written request to the Company by the Indemnitee, the Company shall promptly pay to the Indemnitee amounts to cover expenses incurred by the Indemnitee in such Proceeding in advance of its final disposition upon the receipt by the Company of (i) a written affirmation by the

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Indemnitee  of his good faith  belief  that he has met the  standard  of conduct necessary for indemnification cation under Section 3 of this Agreement (the "Standard of Conduct"), (ii) a written undertaking executed by or on behalf of the Indemnitee to repay the advance if it shall ultimately be determined by the Reviewing Party that the Indemnitee is not entitled to be indemnified by the Company for such expenses as provided in this Agreement, the Law or the Certificate and Bylaws and (iii) satisfactory evidence as to the amount of such expenses.

         6. Repayment of Expenses. Indemnitee shall reimburse the Company for all reasonable expenses paid by the Company in defending any Proceeding against the Indemnitee in the event and only to the extent that it shall be determined by the Reviewing Party that the Indemnitee is not entitled to be indemnified by the Company for such expenses under the Certificate, the Bylaws, this Agreement, the provisions of the Law or any other applicable law.

         7. Determination of Indemnification: Burden of Proof. With respect to all matters concerning the rights of the Indemnitee to indemnification and payment of expenses under this Agreement, the Law or under the provisions of the Certificate and Bylaws now or hereafter in effect, any determination by the Reviewing Party shall be conclusive and binding on the Company. If the entitlement of the Indemnitee to be indemnified under this Agreement depends on whether the Standard of Conduct has been met, the burden of proof of establishing that the Indemnitee did not act in accordance with such Standard of Conduct shall rest with the Company. The Indemnitee shall be presumed to have acted in accordance with such Standard of Conduct and shall be entitled to indemnification or advancement of expenses hereunder, as the case may be, unless it shall be determined by the Reviewing party that the Indemnitee did not meet such Standard of Conduct, which determination shall be final. For purposes of this Agreement, unless otherwise expressly stated herein, the termination of any Proceeding by judgment, order, settlement, whether with or without court approval, or conviction, or upon a plea of nolo contendre or its equivalent shall not create a presumption that the Indemnitee did not meet the Standard of Conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         8. Effect of Change of Control. If there has not been a Change of Control after the date of this Agreement, the determination of (i) the rights of the Indemnitee to indemnification and payment of expenses under the Agreement or under the provisions of the Certificate and the Bylaws, (ii) whether the Standard of Conduct has been met and (iii) the reasonableness of amounts claimed by the Indemnitee, shall be made by the Reviewing Party or such other body or persons as may be permitted by the Law. If there has been a Change of Control after the date of this Agreement, such determination and evaluation shall be made by a special, independent counsel who is selected by the indemnitee and approved by the Company, which approval shall not be unreasonably withheld, and who has not otherwise performed services for the Indemnitee or the Company.

         9. Continuation of Indemnification. All agreements and obligations of the Company contained herein shall continue during the period that the Indemnitee is a director or an officer of the Company, or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan, or other enterprise, and shall continue following the period that the

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Indemnitee served in such capacities during any period that the Indemnitee shall be subject to any Proceeding, any appeal in any such Proceeding, or any inquiry or investigation that could lead to any such proceeding, by reason of the fact that the Indemnitee was a director or an officer of the Company or served in any other capacity referred to herein.

         10. Notification and Defense of Claim. Subject to the provisions of the Certificate and the Bylaws, within 30 calendar days after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim in respect hereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof. With respect to any such Proceeding as to which the Indemnitee notifies the Company of the commencement thereof:

                  (a) The Company shall be entitled to participate therein at its own expense:

                  (b) Except as otherwise provided below, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof and to employ counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the indemnitee of its election to so assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ counsel of his own choosing in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of assumption by the Company of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the indemnitee has been specifically authorized by the Company, such authorization to be conclusively established by action by disinterested members of the Board though less than quorum; (ii) representation by the same counsel of both the Indemnitee and the Company, would, in the reasonable judgment of the Indemnitee and the Company, be inappropriate due to an actual or potential conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, such conflict of interest to be conclusively established by an opinion of counsel to the Company to such effect; (iii) the counsel employed by the Company and reasonably satisfactory to the indemnitee has advised the Indemnitee in writing that such counsel's representation of the Indemnitee would likely involve such counsel in representing differing interests which could adversely affect the judgment or loyalty of such counsel to the indemnitee, whether it be a conflicting, inconsistent, diverse or other interest; or (iv) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be paid, as provided herein, by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which a conflict of interest has been established as provided in subsection (ii) hereof; and


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                  (c)  The  Company   shall  not  be  liable  to  indemnify  the
                  Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding affected without its written consent. The Company shall not settle any Proceeding in any manner which would impose any liability or penalty on the Indemnitee without the Indemnitee's written consent. Neither the Company nor the Indemnitee shall unreasonably withhold consent to any proposed settlement.

         11.      Enforcement.

                  (A) The  Company  expressly  confirms  and agrees  that it has entered  into  this  Agreement  and  assumed  the  obligations imposed on the Company hereby in order to induce the Indemnitee to serve as director and/or officer of the Company and acknowledges that the Indemnitee is relying upon this Agreement in serving in such capacity.

                  (b) Absent a determination by the Reviewing Party that the Indemnitee is not entitled to indemnification hereunder, if a claim for indemnification or advancement of expenses is not paid in full by the Company within thirty (30) days after a written claim by the Indemnitee has been received by the Company, the Indemnitee may at any time bring suit against the Company to recover the unpaid amount of the claim. In the event the Indemnitee is required to bring any action to enforce or to collect monies due under this Agreement and is successful in such action, the Company shall reimburse the Indemnitee for all of the Indemnitee's reasonable attorneys' fees and expenses in bringing and pursuing such action.

         12. Effectiveness.  This Agreement is effective for, and shall apply to
(i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no Proceeding has been brought prior to the date hereof and (ii) any Proceeding which is threatened before, on or after the date of this Agreement but which is not pending prior to the date hereof. This Agreement shall not apply to any Proceeding which was brought before the date of this Agreement. So long as the foregoing is satisfied, this Agreement shall be effective for, and be applicable to, acts or omissions occurring prior to, on or after the date hereof.

         13. Nonexclusivity. The rights of the Indemnitee under this Agreement shall not be deemed exclusive, or in limitation of, any rights to which the Indemnitee may be entitled under any applicable common or statutory law, or pursuant to the Certificate, the Bylaws, vote of shareholders or otherwise.

         14. Other Payments. The Company shall not be liable to make any payment under this Agreement in connection with any Proceeding against the indemnitee to the extent the Indemnitee has otherwise received payments of the amounts otherwise payable by the Company hereunder from a third party.

         15. Subrogation.  In the event the Company makes any payment under this Agreement, the Company shall be subrogated, to the extent of such payment,
to all rights of recovery of the Indemnitee  with  respect   thereto,   and  the

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Indemnitee  with  respect   thereto,   and  the  indemnitee  shall  execute  all
agreements, instruments, certificates or other documents and do or cause to be done all things necessary or appropriate to secure such recovery rights to the Company including, without limitation, executing such documents as shall enable the Company to bring an action or suit to enforce such recovery rights.

         16. Survival: Continuation. The rights of the Indemnitee under this Agreement shall inure to the benefit of the Indemnitee, his heirs, executors, administrators and personal representatives, and this Agreement, shall be binding upon the Company, its successors and assigns. The rights of the indemnitee under this Agreement shall continue as provided in Section 9, hereof.

         17. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by both parties hereto.

         18. Headings. Section headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

         19. Choice of Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware without giving effect to the princi ples of conflicts of laws thereof.

         20. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice.

                  (a)      If the Company, to:
                           77 Spruce Street
                           Cedarhurst, New York 11516

                  (b)      If the Indemnitee, to:
                           ==========================
                           --------------------------

Notice so give shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery,

         21. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to

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render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly,

         22. Complete Agreement. This Agreement and those documents expressly referred to herein embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         23. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                           COMPU-DAWN, INC.

                                         By:_________________
                                            President



                                            ---------------------
                                            INDEMNITEE


INDEMN

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